Exhibit 99.1

COMMERCIAL PAPER

An Issuer's Perspective

March 12, 2015
                                                                        1

Disclaimer

This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private
Securities Litigation Reform Act of 1995.

These statements are based on current expectations and currently available information.

Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus or other offering materials and related documentation.

Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.
                                                                        2

Disclaimer

This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. These
statements are based on current expectations and currently available information.

Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

This presentation is an advertisement and not a prospectus or offering document.

Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.
                                                                        3

Investor Relations

 www.toyotafinancial.com
 www.pressroom.toyota.com

SEC Filings
          [] Annual,10-K
          [] Quarterly,10-Q
          [] Current Reports, 8-K
Sales & Trading Desk
       (800) 292-1147

[GRAPHIC OMITTED]
                                                                        4

Global Corporate Structure

[GRAPHIC OMITTED]
                                                                        5

Toyota Across the USA

[GRAPHIC OMITTED]
                                                                        6

Toyota Motor Sales

[GRAPHIC OMITTED]
                                                                        7

Toyota Motor Sales

[GRAPHIC OMITTED]
                                                                        8

Toyota Motor Sales

[GRAPHIC OMITTED]
                                                                        9

TOYOTA FINANCIAL
SERVICES
                                                                        10

Toyota Financial Services

[GRAPHIC OMITTED]
                                                                        11

Extensive Field Organization

[GRAPHIC OMITTED]
                                                                        12

Products and Services

[GRAPHIC OMITTED]
                                                                        13

Balance Sheet

Managed Assets              Financial Liabilities
--------------------------- --------------------------
* Retail                    * Secured notes & loans
          [] $40.7 billion        payable
* Lease                               [] $9.3 billion
          [] $28.7 billion  * Unsecured notes and
* Sold (ABS)                      loans payable
          []  $10.9 billion           [] $51.1 billion
* Wholesale & Other         * Commercial Paper
          [] $16.0 billion            [] $27.5 billion

Source: TMCC December 31, 2014 10-Q *Does not include carrying value adjustment 14

Commercial Paper
                                                                        15

Fundamentals

Short-term, unsecured promissory notes issued primarily by corporations

Exempt from registration, under the Securities Act if maturity does not exceed
9 months

3(a)(3) vs. 4(a)(2)

Fixed rate and floating rate

Discount or interest-bearing
                                                                        16

Credit Support Agreements

Credit Support Agreements with TFSC/TMC(1)

AA-, A-1+(2) /Aa3, P-1(2) rated captive finance company by S&P / Moody's

$21.1 billion committed credit facilities(3)

$6.6 billion short-term liquidity investment portfolio(4)

Over $60 billion in readily salable consumer retail loan & lease receivables

(1) The Credit Support Agreements do not apply to securitization transactions
(2) Moody's and S&P long-tern and short-term ratings; outlook stable
(3) Average balance for quarter ended December 31, 2014
(4) As of December 31, 2014
                                                                        17

Pricing
                                                                        18

Daily Pricing Goals

Transparency

Stability

Consistency
                                                                        19

Fixed Rate Pricing

[GRAPHIC OMITTED]

* This example is strictly for illustrative purposes only
                                                                        20

Floating Rate Pricing

1 Choose Final Maturity and Basis
  i. 6 month vs. 9 month
 ii. 1-month LIBOR vs. 3-month LIBOR

2 Calculate Discount Margin

3 Determine First Coupon

[GRAPHIC OMITTED]

* This example is strictly for illustrative purposes only
                                                                        21

Market Themes

Fed Policy
Regulatory Reform
Supply and demand
                                                                        22

Supply Example

Total U.S. commercial paper outstanding balances are expected to decrease slightly in 2015

[GRAPHIC OMITTED]

Source: Citibank, Federal Reserve, Bloomberg, FOMC Meeting Minutes
                                                                        23

Demand Example

Indicators of short-term excess cash suggest that demand will continue to exceed supply for money market products

[GRAPHIC OMITTED]

Source: Citibank, Federal Reserve, Bloomberg, FOMC Meeting Minutes
                                                                        24

Nuts and Bolts

No-Quote Dates
* Manage to maximum dollar amount per day

CP Axes

* Relevant price breaks by tenor
* Short dates, when available

CP Specials

* Driven by:

[] Change in needs
[] Asset growth
[] CP maturities
[] Just-in-time funding
* This example is strictly for illustrative purposes only
                                                                        25

Distribution Channels

[GRAPHIC OMITTED]
                                                                        26

Questions?

[GRAPHIC OMITTED]
                                                                        27

Thank you!
                                                                        28